SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2003

Chiral Quest, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-16686 (Commission File Number)	58-1486040 (IRS Employer Identification No.)

1981 Pine Hall Drive State College, PA 18901 (Address of Principal Executive Offices)	16801 (Zip Code)

Registrant’s telephone number, including area code: (814) 234-5054

Surg II, Inc.
2690 Nicollet Mall, Suite 2690
Minneapolis, Minnesota 55402
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.2 Certificate of Merger
EX-3.1 Articles of Incorporation
EX-3.2 Articles of Incorporation
EX-99.1 Press Release dated February 18, 2003

Item 2. Acquisition or Disposition of Assets.

     Pursuant to a Merger Agreement dated as of November 12, 2002 (the “Merger Agreement”), by and among Chiral Quest, Inc., formerly known as Surg II, Inc. (the “Registrant”), Chiral Quest, LLC, a Pennsylvania limited liability company (“CQ”), and CQ Acquisition Corp., a Minnesota corporation and a wholly-owned subsidiary of the Registrant (“Merger Sub”), CQ merged with and into Merger Sub, with Merger Sub remaining as the surviving company (the “Merger”). The Merger was effective as of February 18, 2003. A copy of the Registrant’s press release dated February 18, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In accordance with the terms of the Merger Agreement, each outstanding unit of CQ membership interest automatically converted into the right to receive 0.752374 shares of the Registrant’s common stock. At the time of the Merger there were 11,500,000 units of CQ membership interest outstanding, requiring the Registrant to issue 8,652,301 shares of its common stock to the former members of CQ. Accordingly, after giving effect to the Merger, the Registrant has 13,001,021 shares of common stock outstanding. In addition, immediately prior to the effective time of the Merger, there were outstanding options and warrants to purchase an aggregate of 1,210,000 CQ membership units, which as a result of the Merger, now represent the right to purchase an aggregate of 910,374 shares of the Registrant’s common stock.

     At a special meeting of shareholders held on February 12, 2003, the Registrant’s shareholders approved two amendments to the Registrant’s Articles of Incorporation that were necessary to facilitate the Merger: (1) an amendment increasing the number of shares of authorized capital to 50,000,000; and (2) an amendment changing the name of the Registrant to “Chiral Quest, Inc.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Pursuant to Item 7(a)(4), financial statements of Chiral Quest, LLC will be filed by amendment to this Form 8-K on or before May 4, 2003.

(b)	Pro Forma Financial Information.

Pursuant to Item 7(b)(2), pro forma financial information concerning the Registrant’s acquisition of Chiral Quest, LLC, as described in Item 2 of this Form 8-K, will be filed by amendment to this Form 8-K on or before May 4, 2003.

(c)	Exhibits

2.1	Merger Agreement by and among Chiral Quest, Inc. (formerly known as Surg II, Inc.), Chiral Quest, LLC and CQ Acquisition Corp. dated November 12, 2002. (1)

2.2	Articles of Merger relating to the merger of Chiral Quest, LLC with and into CQ Acquisition Corp., a wholly owned subsidiary of the Registrant.

3.1	Articles of Amendment to Articles of Incorporation of Registrant dated February 12, 2003 increasing authorized capital to 50,000,000 shares.

3.2	Articles of Amendment to Articles of Incorporation of Registrant dated February 12, 2003 changing name to Chiral Quest, Inc.

99.1	Press Release dated February 18, 2003.

(1)	Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on November 27, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiral Quest, Inc. (formerly Surg II, Inc.)

Date: March 5, 2003	By:	/s/ Alan. D. Roth Alan D. Roth President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

2.1	Merger Agreement by and among Chiral Quest, Inc. (formerly known as Surg II, Inc.), Chiral Quest, LLC and CQ Acquisition Corp. dated November 12, 2002. (1)

2.2	Certificate of Merger relating to the merger of Chiral Quest, LLC with and into CQ Acquisition Corp., a wholly owned subsidiary of the Registrant.

3.1	Articles of Amendment to Articles of Incorporation of Registrant (increasing authorized capital).

3.2	Articles of Amendment to Articles of Incorporation of Registrant (regarding name change).

99.1	Press Release dated February 18, 2003.

(1)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K filed with the Commission on November 27, 2002.